UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fusion Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED AUGUST 4, 2024

FUSION ACQUISITION CORP. II
665 Madison Avenue, 5th Floor
New York, New York 10065

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST [•], 2023

TO THE STOCKHOLDERS OF FUSION ACQUISITION CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Fusion Acquisition Corp. II (the “Company,” “we,” “us” or “our”), to be held at [•] a.m., Eastern Time, on August [•], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) from September 2, 2023 (30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 2, 2023 (the date which is 36 months from the closing date of the IPO (such date, the “Extended Date”)) (the “Extension” and such proposal, the “Extension Amendment Proposal”);

2.      To amend (the “Redemption Limitation Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the charter to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and

3.      To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Charter Amendments (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/[•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). The Company’s charter provides that the Company has until September 2, 2023 (the date which is 30 months after the closing of the IPO) to complete a business combination (the “Combination Period”). The Board currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, March 2, 2023. The charter currently provides that the Board, in its sole discretion, may choose to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential business combination.

The purpose of the Redemption Limitation Proposal is to eliminate from the charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposals or if we determine that additional time is necessary to effectuate the Charter Amendments.

The affirmative vote of 65% of the Company’s outstanding shares of Class A common stock and shares of Class B common stock, voting together as a single class, will be required to approve each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the record date (as defined below), the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the Company will not need any public shares to be voted in favor of each of the Charter Amendment Proposals to approve such proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on August 14, 2023 as the record date (the “record date”) for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Charter Amendments, if approved by the requisite vote of stockholders and the Charter Amendments are implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on any of the Charter Amendments. If the Charter Amendments are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment Proposals and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s shares of Class A common stock on the New York Stock Exchange on August 14, 2023, the record date of the special meeting, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more][less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless if we fail to complete an initial business combination within the Combination Period.

You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares in connection with the Charter Amendments, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are each advisable and recommends that you vote or give instruction to vote “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Redemption limitation amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

On behalf of our board of directors, we would like to thank you for your support of Fusion Acquisition Corp. II.

By Order of the Board of Directors
[•], 2023
Jim Ross, Non-Executive Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and an abstention will have the same effect as voting against each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August [•], 2023: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/[•].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

FUSION ACQUISITION CORP. II
665 Madison Avenue, 5th Floor
New York, New York 10065

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST [•], 2023

The special meeting of stockholders (the “special meeting”) of Fusion Acquisition Corp. II (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:30 a.m., Eastern Time, on August [•], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) from September 2, 2023 (the date which is 30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 2, 2023 (the date which is 36 months from the closing date of the IPO (such date, the “Extended Date”)) (the “Extension” and such proposal, the “Extension Amendment Proposal”);

2.      To amend (the “Redemption Limitation Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the charter to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and

3.      To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Charter Amendments (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described herein. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/[•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”). The Company’s prospectus for its IPO and its charter provide that the Company has until September 2, 2023 (the date which is 30 months after the closing of the IPO) to complete a business combination (the “Combination Period”). The Board currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, March 2, 2023. In addition, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the trust account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential business combination.

The purpose of the Redemption Limitation Proposal is to eliminate from the charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding shares of Class A common stock and shares of Class B common stock, voting together as a single class, will be required to approve each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the record date (as defined below), the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the Company will not need any public shares to be voted in favor of each of the Charter Amendment Proposals to approve such proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on August 14, 2023 as the record date (the “record date”) for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Charter Amendment Proposals, if approved by the requisite vote of stockholders and Charter Amendments are implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on any of the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment Proposals and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal will be only a fraction of the $[•] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s shares of Class A common stock on the New York Stock Exchange (the “NYSE”) on August 14, 2023, the record date of the special meeting, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Fusion Sponsor II LLC (the “Sponsor”) and our officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the Company’s charter.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposals are approved and the Charter Amendments are implemented.

Our Board has fixed the close of business on August 14, 2023 as the record date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 4,475,323 outstanding shares of the Company’s Class A common stock and 12,500,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. The Company’s warrants do not have voting rights in connection with either the Extension Amendment Proposal, the Redemption limitation amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

This proxy statement is dated            , 2023
and is first being mailed with the form of proxy on or about            , 2023.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to complete a business combination;

•        the anticipated benefits of any business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete a business combination;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance;

•        Proposed changes in SEC rules related to special purpose acquisition companies and any impacts of the Inflation Reduction Act relating to the excise tax; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the United States Securities and Exchange Commission (the “SEC”) on March 31, 2022, our subsequent Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting of stockholders, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On March 2, 2021, the Company consummated its IPO of 50,000,000 units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant, generating gross proceeds of $500,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 7,133,333 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $10,700,000.

Prior to the consummation of the IPO, on January 11, 2021, our Sponsor paid $25,000 to cover certain of our offering costs in exchange for 8,625,000 founder shares, or approximately $0.003 per share. On February 18, 2021, we effected a 1:1.2167 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 10,493,750 founder shares. On February 25, 2021, we effected a 1:1.19178 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 12,506,250 founder shares. An aggregate of 6,250 founder shares were forfeited because the underwriters chose to exercise their over-allotment option in part and not in full. As of the record date, our Sponsor owned 12,500,000 founder shares and 7,133,333 private placement warrants.

Following the closing of the IPO, a total of $500,000,000, comprised of $491,300,000 of the proceeds from the IPO (which amount includes $18,800,000 of the underwriters’ deferred discount) and $8,700,000 of the proceeds of the sale of the private placement warrants, was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, the proceeds from the IPO and the sale of the private placement warrants will not be released from the trust account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the Combination Period, subject to applicable law, and (iii) the redemption of our public shares properly submitted in connection with a stockholder vote to amend our charter to modify the substance or timing of our obligation to redeem 100% of our public shares if we have not consummated an initial business combination within the Combination Period or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity. As of the record date, the Company had approximately $[•] in the trust account.

On March 5, 2021, the Company issued an unsecured, convertible promissory note (the “Sponsor Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $1,500,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 3, 2021, the Company issued an unsecured, convertible promissory note (the “CEO Convertible Note” and, together with the Sponsor Convertible Note, the “Convertible Notes”) to John James, the Company’s Chief Executive Officer, pursuant to which the Company may borrow up to $300,000 from Mr. James for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the Convertible Notes will be due and payable in full on the earlier of (i) September 2, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). The Sponsor has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. In addition, Mr. James has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the CEO Convertible Note up to an aggregate amount of $1,200,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable under the Sponsor Convertible Note, provided, that the optional conversion shall be reduced by the amount of principal in excess of $1,200,000 that the Sponsor converts pursuant to the Sponsor Convertible Note. As of September 30, 2022, the Company had borrowed $200,000 and $625,360 from Mr. James and the Sponsor, respectively, under the Convertible Notes, or $825,360 in the aggregate, under the Convertible Notes.

The Company was unable to complete a qualifying business combination by the original date by which it had to complete an initial business combination, or March 2, 2023, and on February 28, 2023, the Company’s stockholders approved an amendment to the charter to, among other things, provide that the Company would have until September 2, 2023 to complete a business combination. In connection with such amendment, the Company offered public stockholders the right to have their public shares converted into a pro-rata portion of the trust account and stockholders holding an aggregate of 45,524,677 public shares exercised their right to redeem their shares at a redemption price of approximately $10.18 per share, or a total of $463.4 million of the funds held in the Company’s trust account.

Our Board has determined that the Company may not be able to complete a business combination within the Combination Period. Accordingly, our Board believes that it is in the best interests of the stockholders to further continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a business combination. This special meeting is being held to allow us additional time to complete a business combination.

What is being voted on?

You are being asked to vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

1.      The Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, September 2, 2023 (the date which is 30 months from the closing date of the IPO), to March 2, 2023 (the date which is 36 months from the closing date of the IPO);

2.      The Redemption Limitation Amendment Proposal:    To amend our charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions; and

3.      The Adjournment Proposal:    To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension.

What are the purposes of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination and enable the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date. While we are currently in active negotiations with respect to a business combination and have entered into a non-binding letter of intent with Target, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

If The Charter Amendment Proposals are implemented, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account will be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefore, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Charter Amendments.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the

Combination Period. The Board currently believes that there will not be sufficient time for the Company to complete a business combination by the Current Outside Date, September 2, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date, March 2, 2023.

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In addition, the Board believes that it is in the best interests of the Company’s stockholders to provide additional flexibility to wind up the Company’s operations, in which case it will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the Extended Date in order to seek stockholder approval of a potential business combination.

The purpose of the Redemption Limitation Proposal is to eliminate from the charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposals, or if we determine that additional time is necessary to effectuate the Extension.

Accordingly, our Board is proposing the Extension Amendment Proposal, the Redemption limitation amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposals are implemented and you do not elect to redeem your public shares now, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which the Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we are in active negotiations regarding a business combination and have entered into a non-binding letter of intent with Target, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board also believes that stockholders will benefit by providing the Company additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination.

Our Board recommends that you vote in favor of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

Our Sponsor, officers and directors are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposals and, if presented, in favor of the Adjournment Proposal.

Our Sponsor, officers and directors are not entitled to redeem the founder shares or any public shares held by them. On the record date, our Sponsor, officers and directors beneficially owned, and were entitled to vote, an aggregate of 12,500,000 founder shares, which represents 73.6% of the Company’s issued and outstanding common stock.

In addition, the Sponsor, directors, officers, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsor, the directors, officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Company, the Sponsor, the directors, officers or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsor, the directors, officers or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposals. None of the Company, the Sponsor, the directors, officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, for the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, and, if presented, “FOR” the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Extension Amendment Proposal even if no other shares are voted in favor of such proposal.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

What vote is required to adopt the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Redemption Limitation Amendment Proposal even if no other shares are voted in favor of such proposal.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The August 14, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transferred your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or for the Adjournment Proposal?

If you do not want any of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

What happens if the Charter Amendment Proposals are not approved or if the Charter Amendments are approved but not implemented?

If the Charter Amendment Proposals are not approved or if the Charter Amendment Proposals are approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to our charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the Charter Amendment Proposals are approved, what happens next?

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A, and the Company will continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock, and public warrants will remain publicly traded.

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of August 14, 2023, amounts held in trust account included approximately $[•] of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Charter Amendment Proposals, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [•] a.m. Eastern Time, on August [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/[•] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [•]#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [•], 2023 at 9:00 a.m. Eastern Time (five business days prior to the special meeting date). Enter the URL address into your browser https://www.cstproxy.com/[•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 7428402#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 667 Madison Avenue, 5th Floor, New York, New York 10065, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal and Redemption Limitation Amendment Proposal. Because approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the public shares and founder shares outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Charter Amendment Proposals even if no other shares are voted in favor of such proposals. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, such as the Adjournment Proposal, but not on non-routine matters. The approval of the Extension Amendment Proposal, however, is a non-routine matter.

Your broker can vote your shares with respect to the proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Broker non-votes will have the same effect as a vote AGAINST each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. However, since the Adjournment Proposal is considered a routine matter, brokers will be able to vote on the Adjournment Proposal absent stockholder instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 8,487,662 shares of our common stock would be required to achieve a quorum.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on August 14, 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 4,475,323 public shares and 12,500,000 founder shares were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of Extension Amendment Proposal and the Redemption limitation amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal and the Redemption limitation amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and private placement warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Redemption limitation amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Charter Amendment Proposals are not approved or if the Charter Amendments are approved but not implemented?

If The Charter Amendment Proposals are not approved or if the Charter Amendments are approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

What happens to the Company warrants if the Charter Amendment Proposals are approved?

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Charter Amendments are implemented, each public stockholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Charter Amendment Proposals, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendments are approved and the Charter Amendments are implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on [•], 2023 (two business days before scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposals will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposals are not approved, or the Charter Amendment Proposals are approved but the Charter Amendments are not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendments will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendments would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $40,000. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: FSNB.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to Continental Stock Transfer & Trust Company, our transfer agent, at the address below prior to 5:00 p.m. Eastern Time, on February 24, 2023 (two business days prior to the scheduled vote at the special meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

SPAC Redemptions
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for our IPO, (ii) Annual Report on Form 10-K filed with the SEC on March 31, 2022, (iii) subsequent Quarterly Reports on Form 10-Q, as filed with the SEC, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public stockholders to exercise redemption rights if the Charter Amendment Proposals are approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposals are approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Charter Amendment Proposals are approved.

A new 1% U.S. federal could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations) beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on the NYSE, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently September 2, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates, but the guidance is not clearly drafted and arguably could be interpreted to have a narrower application. Consequently, a substantial risk remains that any redemptions would be subject to the Excise Tax, including in circumstances where we either engage in a business combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023.

Because the application of the Excise Tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of our shares of Class A common stock or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, an extension or otherwise (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of a redemption treated as a repurchase of stock) and (v) the content of regulations and other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required payment of the Excise Tax have not yet been determined. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its IPO. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 29 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. As of August 14, 2023, the record date, amounts held in trust account included approximately $[•] of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

Our Sponsor, Fusion Sponsor II LLC, is controlled by a non-U.S. person. John James, our Chief Executive Officer, is the managing member of our Sponsor and therefore ultimately has voting and dispositive power over the securities held directly by our Sponsor. Mr. James is a British and Australian citizen. Both Mr. James and our Sponsor are “foreign persons” that qualify as “excepted investors” under the CFIUS regulations. Excepted investors must meet specified qualifications related to countries that have been designated by CFIUS as “excepted foreign states,” which are Australia, Canada, New Zealand, and the United Kingdom of Great Britain and Northern Ireland. Though excepted investors remain subject to CFIUS’s general jurisdiction, they are exempt from certain expanded CFIUS authorities under the Foreign Investment Risk Review Modernization Act of 2018.

For so long as the Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. In such circumstances, CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our stockholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our initial business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, our stockholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

BACKGROUND

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were formed in Delaware on January 11, 2021. Also on January 11, 2021, our Sponsor paid $25,000 to cover certain of our offering costs in exchange for 8,625,000 founder shares, or approximately $0.003 per share. On February 18, 2021, we effected a 1:1.2167 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 10,493,750 founder shares. On February 25, 2021, we effected a 1:1.19178 stock split of our Class B common stock, resulting in the Sponsor holding an aggregate of 12,506,250 founder shares. An aggregate of 6,250 founder shares were forfeited in connection with underwriters’ exercise of their over-allotment in part and not in full. As of the record date, the Sponsor owned 12,500,000 founder and 7,133,333 private placement warrants.

On March 2, 2021, the Company consummated its IPO of 50,000,000 units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant, generating gross proceeds of $500,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 7,133,333 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $10,700,000. Following the closing of the IPO, a total of $500,000,000, comprised of $491,300,000 of the proceeds from the IPO (which amount includes $18,800,000 of the underwriters’ deferred discount) and $8,700,000 of the proceeds of the sale of the private placement warrants, was placed in the trust account. As of the record date, the Company had approximately $[•] in the trust account.

On March 5, 2021, the Company issued an unsecured, convertible promissory note (the “Sponsor Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $1,500,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 3, 2021, the Company issued an unsecured, convertible promissory note (the “CEO Convertible Note” and, together with the Sponsor Convertible Note, the “Convertible Notes”) to John James, the Company’s Chief Executive Officer, pursuant to which the Company may borrow up to $300,000 from Mr. James for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the Convertible Notes will be due and payable in full on the earlier of (i) September 2, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). The Sponsor has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. In addition, Mr. James has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the CEO Convertible Note up to an aggregate amount of $1,200,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable under the Sponsor Convertible Note, provided, that the optional conversion shall be reduced by the amount of principal in excess of $1,200,000 that the Sponsor converts pursuant to the Sponsor Convertible Note. As of September 30, 2022, the Company had borrowed $200,000 and $625,360 from Mr. James and the Sponsor, respectively, under the Convertible Notes, or $825,360 in the aggregate, under the Convertible Notes. If the Extension Amendment is implemented, the Company, the Sponsor and Mr. James intend to amend the Convertible Notes to extend the Maturity Date to the earlier of (i) March 2, 2023 and (ii) the effective date of a business combination.

The Company was unable to complete a qualifying business combination by the original date by which it had to complete an initial business combination, or March 2, 2023, and on February 28, 2023, the Company’s stockholders approved an amendment to the charter to, among other things, provide that the Company would have until September 2, 2023 to complete a business combination. In connection with such amendment, the Company offered public stockholders the right to have their public shares converted into a pro-rata portion of the trust account and stockholders holding an aggregate of 45,524,677 public shares exercised their right to redeem their shares at a redemption price of approximately $10.18 per share, or a total of $463.4 million of the funds held in the Company’s trust account.

You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares in connection with the Charter Amendments, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [•] a.m., Eastern Time, on August [•], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

•        The Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, September 2, 2023 (the date which is 30 months from the closing date of the IPO) to the Extended Date, March 2, 2023 (the date which is 36 months from the closing date of the IPO);

•        The Redemption Limitation Amendment Proposal:    To amend our charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions; and

•        The Adjournment Proposal:    To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Charter Amendments.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the record date that are (i) entitled to vote at the special meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the presiding officer of the special meeting has the power to adjourn the special meeting. As of the record date for the special meeting, 8,487,662 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on August 14, 2023, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 16,975,323 outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal.

Votes Required

Approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Charter Amendment Proposals even if no other shares are voted in favor of such proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and the Redemption limitation amendment Proposal. Broker non-votes will also have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and the Redemption limitation amendment Proposal.

If you do not want either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposal(s). The Company anticipates that, if the Charter Amendments are approved, and the Charter Amendments are implemented, a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the completion of the Charter Amendments.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers will be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate John James and Jim Ross to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against the Extension Amendment Proposal, the Redemption limitation amendment Proposal and/or the Adjournment Proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to FSNB.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company’s Corporate Secretary, at Fusion Acquisition Corp. II, 667 Madison Avenue, 5th Floor, New York, New York 10065, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must provide a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $40,000. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: FSNB.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 667 Madison Avenue, 5th Floor, New York, New York 10065. Our telephone number at such address is (212) 763-0619.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date, March 2, 2023.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete a business combination. In addition, the Extension Amendment Proposal provides additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with applicable law and to redeem all public shares. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before September 2, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension in order to seek stockholders approval of a potential business combination. Approval of the Charter Amendment Proposals is a condition to the implementation of the Extension.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period. A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until the Current Outside Date to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active negotiations regarding a business combination and have signed a non-binding letter of intent with Target, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date, March 2, 2023. The Company and its officers and directors agreed that they would not seek to amend the charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

In addition, the Extension Amendment Proposal enables the Board, in its sole discretion, to liquidate the trust account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The Board believes that it is in the best interests of our stockholders to provide additional flexibility to wind up our operations, in which case we will liquidate the trust account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another stockholders’ meeting prior to the expiration of the Extension in order to seek stockholder approval of a potential business combination.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Charter Amendments are approved and the amount remaining in the trust account will be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, and the Charter Amendments are implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension is implemented, the Sponsor intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, the proceeds deposited in the trust account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event (including the Extension).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [•], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENTS AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendments are approved and the Charter Amendments are implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares, whether they vote for or against any of the Charter Amendment Proposals and regardless of whether they hold public shares on the record date. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposals will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposals are not approved, or the Charter Amendment Proposals are approved, but the Charter Amendments are not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendments will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendments would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendments. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and the Charter Amendments are implemented, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[•] per share. The closing price of the common stock on the NYSE on August 14, 2023, the record date, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more][less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Extension Amendment is implemented.

Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

Interests of the Company’s Directors and Executive Officers

•        When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 12,500,000 founder shares held by our Sponsor, which was acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the Sponsor, officers and directors have waived liquidation rights with respect to such shares). Such shares, if unrestricted and freely tradable, would have an aggregate market value of approximately $[•] based on the closing price of $[•] per public share on the NYSE on August 14, 2023 (the record date);

•        If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 7,133,333 private placement warrants held by our Sponsor, which were purchased an aggregate investment of $10,700,000, or $1.50 per warrant, will be worthless, as they will expire. Such private placement warrants, if unrestricted and freely tradable, would have an aggregate market value of $[•] based on the closing price of $[•] per public warrant on the OTC Markets Group (“OTC Pink”) on August 14, 2023 (the record date);

•        If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will only repay the Sponsor and Mr. James the principal outstanding under the Convertible Notes using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000, into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO, will be worthless. As of September 30, 2022, the Company had borrowed $200,000 and $625,360 from Mr. James and the Sponsor, respectively, under the Convertible Notes, or $825,360 in the aggregate;

•        Excluding the Convertible Notes, even if the trading price of the public shares were as low as $0.86 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if a business combination is completed, the Sponsor will likely to be able to make a substantial profit on their investment in us even at a time when the public shares have lost significant value. On the other hand, If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company liquidates without completing its initial business combination within the Combination Period, the Sponsor will lose its entire investment in us.

•        Our Sponsor, officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the Charter Amendment Proposals. In addition, our Sponsor, officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete a business combination within the Combination Period. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

•        In order to protect the amounts held in the trust account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

•        Additionally, if the Charter Amendment Proposals are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsor and all of the Company’s directors and executive officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Extension Amendment Proposal even if no other shares are voted in favor of such proposal.

In addition, the Sponsor and the Company’s directors and officers or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsor, the directors and officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Company, the Sponsor, the directors, officers or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsor, the directors, officers or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below the per-share pro rata portion of the trust account. None of the Company, the Sponsor, the directors, officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— Interests of the Company’s Directors and Officers” for a further discussion.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

The Redemption Limitation Amendment

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented

Stockholder approval of the Charter Amendment Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Charter Amendments unless our stockholders approve the Charter Amendment Proposals.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Redemption limitation amendment Proposal is Approved

If the Charter Amendment Proposals are approved, and the Charter Amendments are implemented the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Charter Amendments are approved and the amount remaining in the trust account will be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If the Charter Amendment Proposals s are approved by the requisite vote of stockholders, and the Charter Amendments are implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Redemption limitation amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension is implemented, the Sponsor intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, the proceeds deposited in the trust account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the public shares in connection with any redemption event (including the Extension).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [•], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENTS AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendments are approved and the Charter Amendments are implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares, whether they vote for or against any of the Charter Amendment Proposals and regardless of whether they hold public shares on the record date. Any redemption request, once made, can be withdrawn by the public stockholder at any time until the votes are taken at the special meeting, and thereafter, with the consent of the Company.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposals will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendments are not approved, or the Charter Amendment Proposals are approved, but the Charter Amendments are not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendments will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendments would receive payment of the redemption price for such shares soon after the implementation of the Charter Amendments. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and the Charter Amendments are implemented, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[•] per share. The closing price of the common stock on the NYSE on August 14, 2023, the record date, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more][less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposals would receive payment of the redemption price for such shares soon after the Charter Amendments are implemented.

Interests of the Company’s Directors and Executive Officers

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section of this proxy statement entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for more information.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Redemption limitation amendment Proposal.

If the Charter Amendments are not approved or if the Charter Amendments are approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsor and all of the Company’s directors and executive officers are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 73.6% of the Company’s outstanding common stock. Accordingly, the holders of the founder shares will be able to approve the Extension Amendment Proposal even if no other shares are voted in favor of such proposal.

In addition, the Sponsor and the Company’s directors and officers or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsor, the directors and officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by the Company, the Sponsor, the directors, officers or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsor, the directors, officers or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below the per-share pro rata portion of the trust account. None of the Company, the Sponsor, the directors, officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” the Redemption Limitation Amendment Proposal. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Charter Amendment Proposals and (ii) that elect to have their public shares redeemed for cash if the Charter Amendment Proposals are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Charter Amendments (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or their affiliates, our officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

•        If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposals and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE CHARTER AMENDMENT PROPOSALS AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE CHARTER AMENDMENT PROPOSALS AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Charter Amendment Proposals) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Charter Amendment Proposals.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)    such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury

Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Charter Amendment Proposals and the exercise of redemption rights in connection therewith.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of August 4, 2023 by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 16,975,323 shares of common stock issued and outstanding as of August 4, 2023, consisting of 4,475,323 shares of Class A common stock and 12,500,000 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK	COMBINED VOTING POWER
John James(2)	—	—	12,500,000	100%	73.6%
Erik Thoresen	—	—	—	—	—
Jim Ross	—	—	—	—	—
Kelly Driscoll	—	—	—	—	—
Ben Buettell	—	—	—	—	—
All officers and directors as a group (five individuals)	—	—	12,500,000	100%	73.6%
Holders of more than 5% of the Company’s outstanding shares of common stock
Fusion Sponsor II LLC(2)			12,500,000	100%	73.6%
Citadel Advisors(3)	1,026,050	6.0%	—	—	*
Kenneth Griffin(3)	1,026,694	6.0%	—	—	*
Boothbay Fund Management, LLC(4)	441,963	9.9%	—	—	*
Saba Capital Management(5)	3,461,326	77.3%	—	—	20.4%
Cowen and Company, LLC(6)	309,993	6.9%	—	—	1.8%
Meteora Capital, LLC(7)	594,976	13.3%	—	—	3.5%

____________

*        Less than one percent.

(1)      The business address of each of the following entities or individuals is c/o Fusion Acquisition Corp. II, 667 Madison Ave, 5th Floor, New York, New York 10065.

(2)      The Sponsor is the record holder of the shares reported herein. Each of our officers and directors are among the members of the Sponsor. John James is the sole managing member of the Sponsor. Mr. James has voting and investment discretion with respect to the common stock held of record by the Sponsor. Each of our officers and directors other than Mr. James disclaims any beneficial ownership of any shares held by the Sponsor.

(3)      According to a Schedule 13G filed on February 5, 2021 on behalf of Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Reporting Persons”) with respect to shares of Class A common stock owned by Citadel Equity Fund Ltd., a Cayman Islands company (“CEFL”), Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Citadel Advisors is the portfolio manager for CEFL, and CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. Each of Citadel Advisors, CAH and CGP may be deemed to beneficially own 3,264,288 shares of Class A common stock. Mr. Griffin may be deemed to beneficially own 3,300,570 shares of Class A common stock. The principal business address of each Reporting Person is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(4)      According to a Schedule 13G filed on April 14, 2023 on behalf of Boothbay Fund Management, LLC (“Boothbay LLC”), Boothbay Diversified Alpha Fund LP (“Boothbay Alpha”) and Ari Glass (collectively, the “Boothbay Reporting Persons”), Ari Glass is the Managing Member of Boothbay LLC. The principal business address of the Boothbay Reporting Persons is 140 East 45th Street, 14th Floor, New York, New York 10017.

(5)      According to a Schedule 13G/A filed on February 14, 2023 on behalf of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein. The address of this stockholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)      According to a Schedule 13G filed on April 27, 2023 on behalf of Cowen and Company, LLC and Cowen Financial Products LLC. The address of this stockholder is 599 Lexington Avenue, New York, New York 10022.

(7)      According to a Schedule 13G filed on May 9, 2023 on behalf of Meteora Capital, LLC and Vik Mittal, Mr. Mittal is the Managing Member of Meteora Capital, LLC. The address of this stockholder is 1200 N Federal Hwy, #200, Boca Raton, Florida 33432.

The Sponsor beneficially owns approximately 73.6% of the issued and outstanding shares of our common stock. Because of this ownership block, the holders of our founder shares may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our charter and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

On January 11, 2021, our Sponsor paid $25,000 to cover certain of our offering costs in exchange for 8,625,000 founder shares, or approximately $0.003 per share. On February 18, 2021, we effected a 1:1.2167 stock split of our Class B common stock, resulting in our Sponsor holding an aggregate of 10,493,750 founder shares. On February 25, 2021, we effected a 1:1.19178 stock split of the Company’s Class B common stock, resulting in the Sponsor holding an aggregate of 12,506,250 founder shares. As a result of the underwriters’ partial exercise of their over-allotment option, the Sponsor forfeited 6,250 founder shares, which resulted in the Sponsor holding an aggregate of 12,500,000 founder shares.

In connection with the consummation of the IPO, our Sponsor purchased an aggregate of 7,133,333 private placement warrants at a price of $1.50 per warrant (a purchase price of $10,700,000) in a private placement. Each private placement warrant entitles the holder to purchase of one share of Class A common stock at a price of $11.50 per share.

On March 5, 2021, the Company issued an unsecured, convertible promissory note (the “Sponsor Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $1,500,000 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 3, 2021, the Company issued an unsecured, convertible promissory note (the “CEO Convertible Note” and, together with the Sponsor Convertible Note, the “Convertible Notes”) to John James, the Company’s Chief Executive Officer, pursuant to which the Company may borrow up to $300,000 from Mr. James for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the Convertible Notes will be due and payable in full on the earlier of (i) September 2, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). The Sponsor has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Sponsor Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. In addition, Mr. James has the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the CEO Convertible Note up to an aggregate amount of $1,200,000 into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable under the Sponsor Convertible Note, provided, that the optional conversion shall be reduced by the amount of principal in excess of $1,200,000 that the Sponsor converts pursuant to the Sponsor Convertible Note. As of September 30, 2022, the Company had borrowed $200,000 and $625,360 from Mr. James and the Sponsor, respectively, under the Convertible Notes, or $825,360 in the aggregate, under the Convertible Notes. If the Extension Amendment is implemented, the Company, the Sponsor and Mr. James intend to amend the Convertible Notes to extend the Maturity Date to the earlier of (i) March 2, 2023 and (ii) the effective date of a business combination.

The Company was unable to complete a qualifying business combination by the original date by which it had to complete an initial business combination, or March 2, 2023, and on February 28, 2023, the Company’s stockholders approved an amendment to the charter to, among other things, provide that the Company would have until September 2, 2023 to complete a business combination. In connection with such amendment, the Company offered public stockholders the right to have their public shares converted into a pro-rata portion of the trust account and stockholders holding an aggregate of 45,524,677 public shares exercised their right to redeem their shares at a redemption price of approximately $10.18 per share, or a total of $463.4 million of the funds held in the Company’s trust account.

Our Sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for additional information regarding our relationships with our promoters.

Changes in Control

None.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 667 Madison Avenue, 5th Floor, New York, New York 10065 (212) 763-0619, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Fusion Acquisition Corp. II
667 Madison Avenue, 5th Floor
New York, New York 10065
Telephone: (212) 763-0619

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or
(203) 658-9400 (banks and brokers can call collect)
Email: FSNB.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FUSION ACQUISITION CORP. II

Fusion Acquisition Corp. II (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Fusion Acquisition Corp. II. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 11, 2021 (the “Original Certificate”)

2. The first Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on February 18, 2021 (the “First A&R Certificate”)

3. A second amended and restated certificate of incorporation, which amends the First A&R Certificate, was filed with the Secretary of State of the State of Delaware on February 25, 2021 and was amended by the filing of the first certificate of amendment on March 1, 2023 (the “Second A&R Certificate”).

4. This Second Amendment (this “Amendment”) to the Second A&R Certificate amends the Second A&R Certificate.

5. This Amendment to the Second A&R Certificate was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Second A&R Certificate and the provisions of Section 242 the DGCL.

6. The text of Section 9.1(b) of Article IX of the Second A&R Certificate is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering, (iii) the redemption of 100% of the Offering Shares in connection with the Board’s determination, in its sole discretion, to wind up the Corporation’s operations, as included in a public announcement, and (iv) the redemption of shares in connection with a vote seeking to amend such provisions of this Second A&R Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holder is a Sponsor or officer or director of the Corporation, or affiliate of any of the foregoing) are referred to herein as “Public Stockholders.”

7.     The text of Section 9.2(a) of Article IX of the Second A&R Certificate is hereby amended and restated to read in its entirety as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof

Annex A-1

(such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”).”

8. The text of Section 9.2(d) of Article IX of the Second A&R Certificate is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the (1) Corporation has not consummated an initial Business Combination within 36 months from the closing of the Offering or (2) the Board, in its sole discretion, elects to wind up the Corporation’s operations on an earlier date as determined by the Board and included in a public announcement, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

9. The text of Section 9.2(e) of Article IX of the Second A&R Certificate is hereby amended and restated to read in its entirety as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

10.  The text of Section 9.2(f) of Article IX of the Second A&R Certificate shall be deleted in its entirety.

11.  The text of Section 9.7 of Article IX of the Second A&R Certificate is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Second A&R Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 36 months from the date of the closing of the Offering or (b) with respect to any other material provisions of this Second A&R Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

Annex A-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second A&R Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of ___, 2023.

John James
Chief Executive Officer

Annex A-3

PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF FUSION ACQUISITION CORP. II THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John James and Jim Ross (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the Common Stock of Fusion Acquisition Corp. II (the “Company”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on , 2023 at Eastern time, virtually at , and any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on , 2023. This notice of Special Meeting of Stockholders and accompanying Proxy Statement are available at:

Please mark vote as indicated in this example FUSION ACQUISITION CORP. II — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. 1. To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) from September 2, 2023 (30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 2, 2023 (the date which is 36 months from the closing date of the IPO (such date, the “Extended Date”)) (the “Extension” and such proposal, the “Extension Amendment Proposal”); 2. To amend (the “Redemption Limitation Amendment” and, together with the Extension Amendment, the “Charter Amendments”) the charter to remove (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Amendment Proposals”); and 3. To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Charter Amendments (the “Adjournment Proposal”). FOR AGAINST ABSTAIN Dated: , 2023 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR all Proposals. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.